UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2013 (April 1, 2013)

ORBCOMM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 West Passaic Street, Suite 325 Rochelle Park, New Jersey	07662
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 433-6300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

ORBCOMM Inc. (“ORBCOMM” or the “Company”) is filing this Amendment No. 2 (“Amendment No. 2”) to the Current Report on Form 8-K of the Company (the “Form 8-K”), which was filed with the Securities and Exchange Commission (“Commission”) on April 5, 2013, as amended by Amendment No. 1 to the Form 8-K, which was filed with the Commission on June 19, 2013 (“Amendment No. 1”), solely for the purpose of refiling the consent of BDO USA, LLP, an independent certified public accounting firm, which was filed as Exhibit 23.1 to Amendment No. 1, to include the conformed signature of BDO USA, LLP in typed form. ORBCOMM received the manually signed copy of the consent but the conformed signature in typed form was inadvertently omitted from the electronic version filed with Amendment No. 1.

Except for the amendment described above, this Amendment No. 2 does not modify or update other disclosures in, or exhibits to, the Form 8-K or Amendment No. 1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

23.1	Consent of BDO USA, LLP, an independent certified public accounting firm.

99.1*	Historical financial statements of the acquired GlobalTrak business.

99.2*	Unaudited pro forma financial information of ORBCOMM.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.

By:	/s/ Christian Le Brun
Name: Christian Le Brun
Title: Executive Vice President, General Counsel and Secretary

Date: June 21, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23.1	Consent of BDO USA, LLP, an independent certified public accounting firm.

99.1*	Historical financial statements of the acquired GlobalTrak business.

99.2*	Unaudited pro forma financial information of ORBCOMM.

*	Previously filed.